GTT Enters into Restructuring Support Agreement with Key Stakeholders to Improve Capital Structure and Execute Business Strategy
–Company anticipates completing previously announced infrastructure division sale to I Squared Capital in the coming weeks

–Prepackaged chapter 11 cases for entities based in the United States (U.S.) contemplated after the sale of infrastructure division is closed

–The combination of the infrastructure division sale and the transactions contemplated by the RSA will reduce the company’s debt by approximately $2.8 billion

–Business continues as usual and without interruption both in the U.S. and globally; vendors, employees and other partners to be paid in the ordinary course of business prior to and during the chapter 11 cases

–GTT to reserve cash from sale proceeds to bolster liquidity

MCLEAN, VA, September 2, 2021 – GTT Communications, Inc. (OTC: GTTN), “GTT” or “the Company”, a leading global cloud networking provider to multinational clients, announced today that it has entered into a Restructuring Support Agreement (“RSA” or the “agreement”) with key stakeholders, including holders of a majority of its secured and unsecured debt and I Squared Capital, to implement a comprehensive restructuring of the Company’s remaining balance sheet following completion of the pending sale of its infrastructure division.

The agreement places GTT on a path to improve its capital structure and execute its long-term business strategy. Pursuant to the RSA, the Company expects to expeditiously close the previously announced sale of its infrastructure division to I Squared Capital in the coming weeks, which will allow GTT to repay a significant portion of its secured debt.

Following the close of the sale of the infrastructure division, GTT and certain of its direct and indirect subsidiaries intend to commence prepackaged chapter 11 cases in the U.S. Bankruptcy Court for the Southern District of New York to effectuate a deleveraging of GTT’s post-sale capital structure. GTT’s foreign businesses and operations outside of the U.S. are not included in the contemplated filing and will be unaffected by the chapter 11 cases. The Company expects to emerge from this process after obtaining the necessary regulatory approvals for the restructuring.

GTT is operating and serving its customers in the U.S. and globally without interruption. The RSA provides for vendors, employees and other partners to be paid in the ordinary course of business for obligations incurred prior to and after the commencement of the anticipated chapter 11 cases. The Company has access to sufficient liquidity to operate its businesses, and with the support of its lenders, will retain additional amounts from the sale proceeds to further strengthen its cash position.

Ernie Ortega, Chief Executive Officer of GTT, stated, “This global agreement among each of our creditor constituencies resulted from extensive negotiations and reflects the ongoing commitment of our debtholders to the business. Our performance has been strong year-to-date, and we have a very competitive product portfolio in growing segments of the market, such as SD-WAN. To continue this momentum, we are working together with our debtholders to improve GTT’s financial health and this is a major milestone to accomplish this goal.”

Mr. Ortega added, “I would like to thank our GTT team for continuing to deliver outstanding services to our valued clients and our Board of Directors for its steadfast support. I would also like to express my utmost gratitude to our customers and valued partners around the globe with whom we are honored to work.”

Going forward, the Company’s strategy is to remain committed to serving national and multinational organizations with market-leading cloud networking services across a broad range of wide area network connectivity options. This includes GTT’s top-ranked Tier 1 global IP network, SD-WAN, Ethernet, MPLS and local access, as well as global SIP Trunking, security, and advanced solutions services.

GTT’s legal advisor in connection with the restructuring is Akin Gump Strauss Hauer & Feld LLP. Alvarez & Marsal North America, LLC serves as its restructuring advisor and TRS Advisors, a group within the investment banking division of Piper Sandler & Co., serves as its investment banker for the restructuring.

Interested parties who may have questions related to the restructuring may call Prime Clerk, at (877) 329-1803 or (347) 532-7908 (international) or send an email to GTTInfo@PrimeClerk.com. In addition, information related to the restructuring is available at http://cases.primeclerk.com/GTTBallots.
GTT Media Inquiries:
Allison McLarty, Edelman
gtt@edelman.com

GTT Investor Relations:
Charlie Lucas, VP of Finance, GTT
investorrelations@gtt.net

About GTT
GTT provides secure global connectivity, improving network performance and agility for your people, places, applications and clouds. We operate a global Tier 1 internet network and provide a comprehensive suite of cloud networking and managed solutions that utilize advanced software-defined networking and security technologies. We serve thousands of businesses with a portfolio that includes SD-WAN and other WAN services, internet, security and voice services. Our customers benefit from a customer-first service experience underpinned by our commitment to operational excellence. For more information on GTT (OTC: GTTN), please visit www.gtt.net.

Important Disclaimers Regarding Information in this Press Release
This press release is for informational purposes and does not constitute a formal solicitation regarding a transaction or an offer or invitation for the sale or purchase of securities, loans, or other instruments or a solicitation of any kind. Nothing contained herein shall be deemed to be a recommendation from the Company to any party, including without limitation, any security holder of or lender to the Company to enter into any transaction or to take any course of action. Nothing in this press release shall be deemed a waiver of any rights of the Company. Any transaction with the Company involves a high degree of risk, including without limitation a potential risk of loss of an investor’s entire investment. Any party to a transaction should investigate, ask about and consider such risks in its due diligence investigation before entering into such transaction.
Any solicitation of acceptances in connection with prepackaged chapter 11 cases will only be made pursuant to a disclosure statement that explains the full terms and conditions of the plan of reorganization. Any such solicitation will only be made in compliance with applicable provisions of securities, bankruptcy and other applicable law. When and if any such disclosure statement becomes available, security holders of or lenders to the Company should read it carefully, as well as any amendments or supplements to that document, because it will contain important information.

The Company has not yet filed a prepackaged plan with any court. The transactions contemplated by the RSA are dependent upon a number of factors, including: the filing of petitions for relief under chapter 11 of the U.S. Bankruptcy Code; the filing of a prepackaged plan; the approval of a disclosure statement by the U.S. Bankruptcy Court; and the confirmation and consummation of such prepackaged plan in accordance with the provisions of the U.S. Bankruptcy Code.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the pending sale of the Company’s infrastructure division (the “Sale Transaction”), the Company’s contemplated filing of voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of the Bankruptcy Code for entities based in the United States, necessary regulatory approvals, and the Company’s business operations and strategy constitute forward-looking statements that are based on the Company’s current expectations. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (1) the Company has failed or may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its indenture (the “Indenture”) for its outstanding notes (the “Notes”), its credit agreement (the “Credit Agreement”), and its priming facility credit agreement (the “Priming Facility Credit Agreement”), which have resulted or may result in events of default, and if the Company’s forbearance agreements with creditors terminate and/or the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies or amendments or waivers, as applicable, the Notes and the Company’s obligations under the Credit Agreement and the Priming Facility Credit Agreement may be accelerated and result in the Company being unable to satisfy its obligations thereunder; (2) the Company has announced that its previously issued financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s previously disclosed review of certain accounting issues (the “Review”); the Company is continuing to finalize its quantification of the impact of errors identified by the Review on financial results for the Non-Reliance Periods and the impact may be materially different than previously disclosed estimates; (3) the completion of the Review and the completion and filing of restated financial statements relating to the Non-Reliance Periods, the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020, September 30, 2020, March 31, 2021, June 30, 2021, or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequent delayed periodic filings with the Securities and Exchange Commission (the “SEC”) may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (4) the conditions to access funding under the Priming Facility Credit Agreement may not be satisfied and the Company may be unable to access such funding, and existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (5) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (6) the Company could be subject to cyber-attacks and other security breaches; (7) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (8) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (9) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (10) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (11) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (12) the Company may be liable for the material that content providers distribute over its network; (13) the Company has generated net losses historically and may continue to do so; (14) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (15) the Company may be unable to retain or hire key employees; (16) the Company recently announced management changes; (17) the Company is subject to risks relating to the international operations of its business; (18) the Company may be affected by tax assessments, unfavorable tax audit outcomes, delayed tax filings and future increased levels of taxation; (19) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (20) the Company may be unable to obtain from the lenders and other financial institutions party to the Credit Agreement from time to time or the holders of Notes the further forbearances, waivers, consents, releases or other agreements that may be necessary to prevent a default under the Credit Agreement, the Priming Facility Credit Agreement or the Indenture that may be necessary to satisfy the conditions to the closing of the Sale Transaction, either on terms acceptable to the Company or at all, in which case the Sale and Purchase Agreement, dated as of October 16, 2020 (as amended, the “Infrastructure SPA”), among the Company, its subsidiaries GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited and GTT Americas, LLC (collectively, the “Sellers”) and Cube Telecom Europe Bidco Limited (the “Buyer”) relating to the Sale Transaction may terminate unless the Buyer provides a waiver; (21) the Company may not be able to obtain the consent of certain parties to contracts with the Sellers and their subsidiaries that will be necessary to fully implement the Sale Transaction or the corporate reorganization contemplated in connection with the Sale Transaction (the “Reorganization”), on terms acceptable to the Company or at all; (22) the potential failure to satisfy, or obtain waivers of, other closing conditions under the Infrastructure SPA, which may result in the Sale Transaction not being consummated; (23) the potential failure of the Company to realize anticipated benefits of the Sale Transaction; (24) risks from relying on the Buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the Infrastructure SPA; (25) the potential impact of announcement or consummation of the Reorganization and the Sale Transaction on relationships with third parties, including customers, employees and competitors; (26) the ability to attract new customers and retain existing customers in the manner anticipated; (27) the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected, (28) the RSA may be terminated by certain of its parties if specified milestones are not achieved, amended or waived, including obtaining signatures of additional parties, or if certain other events occur, and (29) the risks and uncertainties relating to the contemplated Chapter 11 Cases, including but not limited to, the Company’s ability to obtain approval of the Bankruptcy Court with respect to motions, the effects of the Chapter 11 Cases on the Company and on the interests of various constituencies, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, regulatory approvals required during the pendency of the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).